                                                                 Exhibit 10.1

                                AMENDMENT 2010-2
                                     TO THE
                 NORDSTROM EXECUTIVE DEFERRED COMPENSATION PLAN
                               (2007 Restatement)

The Nordstrom Executive Deferred Compensation Plan (2007 Restatement) ("EDCP") is hereby amended to simplify the beneficiary hierarchy in situations where a Participant dies without a valid beneficiary designation form on file. The provisions of this Amendment 2010-2 are effective for Participant deaths on or after January 1, 2011. This amendment is approved by the Administrative Committee pursuant to Section 8.3(b)(3) of the EDCP.

   1.    Section 7.3 Deemed Beneficiary is replaced with the following:

   "7.3 Deemed Beneficiary. If a valid beneficiary designation has not been made, or if the designated beneficiary has predeceased the Participant, then the Participant will be deemed to have designated the following as his or her surviving beneficiaries and contingent beneficiaries with priority in the order named below.

         (a) Death Before January 1, 2011. If the Participant dies before January 1, 2011:

           (1) first, to the Participant's surviving spouse, as defined under federal law, or the Participant's registered life partner, as defined under the Nordstrom Welfare Benefit Plan;

           (2)  next, to his or her children, in equal shares;
           (3)  next, to his or her parents, in equal shares;
           (4)  next, to his or her brothers and sisters, in equal shares; or
           (5)  next, to his or her estate.

          (b) Death On or After January 1, 2011. If the Participant dies on or after January 1, 2011:

              (1) first, to the Participant's surviving spouse, as defined under federal law, or the Participant's registered life partner, as defined under the Nordstrom Welfare Benefit Plan; or
              (2) if the Participant does not have a surviving spouse or registered life partner, to his or her estate.

IN WITNESS WHEREOF, this Amendment 2010-2 to the Nordstrom Executive Deferred Compensation Plan (2007 Restatement) is executed this 22 day of December, 2010.

                                            NORDSTROM, INC.

                                            By: /s/ Delena Sunday
                                                 ----------------------------
                                            Title: EVP HR & Diversity Affairs
                                                   --------------------------